SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT

                        Date of Report: October 22, 1997

                           Commission File No. 0-15543
                         METAL RECOVERY TECHNOLOGIES INC.
             (Exact name of Registrant as specified in its charter)


                        Delaware                          71-0628061
             (State of incorporation)       (I.R.S. Employee Identification No.)

                 415 East 151st Street
                 East Chicago, Indiana                       46312
       (Address of principle executive office)             (Zip Code)

       Registrant's telephone number, including area code: (219) 397-6261


Item 9.                Issuance of Equity Securities pursuant to Regulation S

As conversion of debt to equity, the Corporation issued 916,668 of its common shares under Regulation S.





Signed

/s/

Roy Pearce
Company Secretary